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                                                                   EXHIBIT 10.17

                                 FLONETWORK INC.

                        2000 EMPLOYEE SHARE PURCHASE PLAN

         The purpose of this Plan is to provide eligible employees of FloNetwork Inc. (the "Company") and certain of its subsidiaries with opportunities to purchase the Company's common shares (the "Common Shares"), commencing on January 1, 2000. Up to TWO MILLION, FIVE HUNDRED THOUSAND (2,500,000) Common Shares in the aggregate have been approved for this purpose, subject to adjustment upon changes in the capitalization of the Company as provided for in Sections 16 and 17 hereof. This Plan is intended to qualify as an "employee stock purchase plan" as defined in Section 423 of the United States Internal Revenue Code of 1986, as amended (the "Code"), and the regulations promulgated thereunder, and shall be interpreted consistent therewith.

1. ADMINISTRATION. The Plan will be administered by the Company's Board of Directors (the "Board") or by a Committee appointed by the Board (the "Committee"). The Board or the Committee has authority to make rules and regulations for the administration of the Plan and its interpretation and all decisions with regard thereto shall be final and conclusive.

2. ELIGIBILITY. All employees of the Company, including directors who are employees, and all employees of any subsidiary of the Company (as defined in Section 424(f) of the Code) designated by the Board or the Committee from time to time (each a "Designated Subsidiary"), are eligible to participate in any one or more of the offerings of Options (as defined in Section 9) to purchase Common Shares under this Plan provided that:

     (a) they are customarily employed by the Company or a Designated Subsidiary for more than 20 hours a week and for more than five months in a calendar year;

     (b) they have been employed by the Company or a Designated Subsidiary for at least ___ months prior to enrolling in the Plan; and

     (c) they are employees of the Company or a Designated Subsidiary on the Offering Commencement Date of the applicable Plan Period (as these terms are defined below).

         [For purposes of this Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated on the 91st day of such leave.]

         No employee may be granted an Option (as defined in Section 9) hereunder if such employee, immediately after the Option is granted, owns 5% or more of the total combined voting power or value of the stock of the Company or any subsidiary of the Company. For purposes of the preceding sentence, the attribution rules of Section 424(d) of the Code shall

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apply in determining the stock ownership of an employee, and all stock which the employee has a contractual right to purchase shall be treated as stock owned by the employee.

3. OFFERINGS. The Company will make one or more offerings ("Offerings") to employees to purchase shares under this Plan. Offerings will begin each ________ and ________, or the first business day thereafter (each an "Offering Commencement Date") or on such other Offering Commencement Date or Dates as the Board or the Committee may determine. Each Offering Commencement Date will begin a ___ month period (a "Plan Period") during which payroll deductions will be made and held for the purchase of Common Shares at the end of the Plan Period. The Board or the Committee may, at its discretion, choose a different Plan Period of twelve (12) months or less for subsequent Offerings.

4. PARTICIPATION. An employee eligible on the Offering Commencement Date of any Offering may participate in such Offering by completing and forwarding a subscription agreement in the form of Exhibit A to this Plan and filing it with the Company's payroll office at least ___ days prior to the applicable Offering Commencement Date. The form will authorize a regular payroll deduction from the Compensation received by the employee (a "Participant") during the Plan Period. Payroll deductions for a Participant shall commence on the first payroll following the Offering Commencement Date and shall end on the last payroll in the Plan Period to which such authorization is applicable, unless sooner terminated by the Participant as provided in Section 8 hereof. Unless an employee files a new form or withdraws from the Plan, his deductions and purchases will continue at the same rate for future Offerings under the Plan as long as the Plan remains in effect.

         The term "Compensation" means the amount of money reportable on the employee's [Federal Income Tax Withholding Statement], excluding [overtime, shift premium, incentive or bonus awards, allowances and reimbursements for expenses such as relocation allowances for travel expenses, income or gains on the exercise of Company stock options or stock appreciation rights, and similar items, whether or not shown on the employee's Federal Income Tax Withholding Statement, but including, in the case of salespersons, sales commissions to the extent determined by the Board or the Committee].

5. DEDUCTIONS. The Company will maintain payroll deduction accounts for all participating employees. With respect to any Offering made under this Plan, an employee may authorize a payroll deduction in any dollar amount up to a maximum of [50]% of the Compensation he or she receives during the Plan Period or such shorter period during which deductions from payroll are made. [Payroll deductions may be at the rate of _____%, _____%, _____% or _____% of Compensation.] Any change in Compensation during the Plan Period shall result in an automatic corresponding change in the dollar amount withheld. The minimum payroll deduction is such percentage of Compensation as may be established from time to time by the Board or the Committee.

         A Participant may discontinue his or her participation in the Plan as provided in Section 8 hereof, or may increase or decrease the rate of his or her payroll deductions during the Plan Period by completing or filing with the Company a new subscription agreement authorizing a change in the payroll deduction rate. The Board may, in its discretion, limit the number of

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participation rate changes during any Plan Period. The change in rate shall be effective with the first full payroll period following five business days after the Company's receipt of the new subscription agreement unless the Company elects to process a given change in participation more quickly. A Participant's subscription agreement shall remain in effect for successive Plan Periods unless terminated as provided in Section 8 hereof.

         At the time an Option is exercised, in whole or in part, or at the time some or all of the Common Shares issued under the Plan are disposed of, the Participant must make adequate provision for the Company's federal, state, or other tax withholding obligations, if any, which arise upon the exercise of an Option or the disposition of the Common Shares. At any time, the Company may, but will not be obligated to, withhold from the Participant's Compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Shares by the employee.

         No employee may be granted an Option (as defined in Section 9) which permits his rights to purchase Common Shares under this Plan and any other employee stock purchase plan (as defined in Section 423(b) of the Code) of the Company and its subsidiaries, to accrue at a rate which exceeds $25,000 or the fair market value of such Common Shares (determined at the Offering Commencement Date of the Plan Period) for each calendar year in which the Option is outstanding at any time.

6. DEDUCTION CHANGES. An employee may decrease or discontinue his payroll deduction once during any Plan Period, by filing a new payroll deduction authorization form. However, an employee may not increase his payroll deduction during a Plan Period. If an employee elects to discontinue his payroll deductions during a Plan Period, but does not elect to withdraw his funds pursuant to Section 8 hereof, funds deducted prior to his election to discontinue will be applied to the purchase of Common Shares on the Exercise Date (as defined below).

7. INTEREST. Interest will not accrue and will not be paid on any employee accounts, except to the extent that the Board or the Committee, in its sole discretion, elects to credit employee accounts with interest at such per annum rate as it may from time to time determine.

8. WITHDRAWAL OF FUNDS. A Participant may at any time prior to the close of business on the last business day in a Plan Period and for any reason permanently draw out all but not less than all of the balance accumulated in the Participant's account by giving written notice to the Company in the form of Exhibit B to this Plan and thereby withdraw from participation in an Offering. Partial withdrawals are not permitted. The Participant may not begin participation again during the remainder of the Plan Period, but the Participant may participate in any subsequent Offering in accordance with terms and conditions established by the Board or the Committee.

         Except as provided in this Section 8, a Participant's withdrawal from a Plan Period will not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company or in succeeding Plan Periods which commence after the termination of the Plan Period from which the Participant withdraws.

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9.   PURCHASE OF SHARES. On the Offering Commencement Date of each Plan Period, the Company will grant to each eligible employee who is then a Participant in the Plan an option ("Option") to purchase on the last business day of such Plan Period (the "Exercise Date"), at the Option Price hereinafter provided for, the largest number of whole shares of Common Shares of the Company as does not exceed the number of shares determined by multiplying $2,083 by the number of full months in the Offering Period and dividing the result by the closing price (as defined below) on the Offering Commencement Date of such Plan Period.

         The purchase price for each share purchased will be 85% of the closing price of the Common Shares on (i) the first business day of such Plan Period or
(ii) the Exercise Date, whichever closing price shall be less. Such closing price shall be, (a) the closing price on any securities exchange on which the Common Shares is listed, (b) the closing price of the Common Shares on the Nasdaq National Market, or (c) the average of the closing bid and asked prices in the over-the-counter-market, whichever is applicable, as published in THE WALL STREET JOURNAL; [provided that, with respect to the first Plan Period, the closing price on the Offering Commencement Date shall be the initial public offering price provided for in the underwriting agreement entered into by the Company in connection with such initial public offering]. If no sales of Common Shares were made on such a day, the price of the Common Shares for purposes of clauses (a) and (b) above shall be the reported price for the next preceding day on which sales were made.

         Each employee who continues to be a Participant in the Plan on the Exercise Date shall be deemed to have exercised his Option at the Option Price on such date and shall be deemed to have purchased from the Company the maximum number of full Common Shares reserved for the purpose of the Plan that his accumulated payroll deductions on such date will pay for, but not in excess of the maximum number determined in the manner set forth above. No fractional Common Shares will be purchased or issued under this Plan.

         Any balance remaining in an employee's payroll deduction account at the end of a Plan Period will be automatically refunded to the employee, except that any balance which is less than the purchase price of one Common Share will be carried forward into the employee's payroll deduction account for the following Offering, unless the employee elects not to participate in the following Offering under the Plan, in which case the balance in the employee's account shall be refunded.

10. ISSUANCE OF CERTIFICATES. Certificates representing Common Shares purchased under the Plan may be issued only in the name of the Participant, in the name of the Participant and another person of legal age as joint tenants with rights of survivorship, or (in the Company's sole discretion) in the name of a brokerage firm, bank or other nominee holder designated by the Participant. The Company may, in its sole discretion and in compliance with applicable laws, authorize the use of book entry registration of shares in lieu of issuing stock certificates.

11. RIGHTS ON RETIREMENT, DEATH OR TERMINATION OF EMPLOYMENT. In the event of a Participant's termination of employment prior to the last business day of a Plan Period, such Participant shall be deemed to have elected to withdraw from the Plan and no payroll deduction shall be taken from any pay due and owing to such Participant and the balance in the

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Participant's account shall be paid to the Participant or, in the event of the
Participant's death, (a) to a beneficiary previously designated in a revocable notice signed by the Participant (with any spousal consent required under state or provincial law) or (b) in the absence of such a designated beneficiary, to the executor or administrator of the Participant's estate or (c) if no such executor or administrator has been appointed to the knowledge of the Company, to such other person(s) as the Company may, in its discretion, designate. If, prior to the last business day of the Plan Period, the Designated Subsidiary by which a Participant is employed shall cease to be a subsidiary of the Company, or if the Participant is transferred to a subsidiary of the Company that is not a Designated Subsidiary, the Participant's employment shall be deemed to have been terminated for the purposes of this Plan effective as of the effective date of such cessation or transfer.

12. OPTIONEES NOT STOCKHOLDERS. Neither the granting of an Option to an employee nor the deductions from his pay shall constitute such employee a stockholder of the shares of Common Shares covered by an Option under this Plan until such shares have been purchased by and issued to him.

13. RIGHTS NOT TRANSFERABLE. Rights under this Plan are not transferable by a Participant other than by will or the laws of descent and distribution, and are exercisable during the Participant's lifetime only by the Participant. Any attempt at assignment, transfer, pledge or other disposition other than as described in the preceding sentence shall be without effect, except that the Company may treat such act as an election to withdraw funds from a Plan Period in accordance with Section 8 hereof.

14. DESIGNATION OF BENEFICIARY. A Participant may file a written designation of a beneficiary who is to receive any Common Shares and cash, if any, from the Participant's account under the Plan in the event of such Participant's death subsequent to an Exercise Date on which an Option is exercised but prior to delivery to such Participant of such Common Shares and cash. In addition, a Participant may file a written designation of a beneficiary who is to receive any cash from the Participant's account under the Plan in the event of such Participant's death prior to exercise of an Option. If a Participant is married and the designated beneficiary is not the spouse, the consent of such Participant's spouse shall be required in order for any such designation to be effective.

         Such designation of beneficiary may be changed by the Participant at any time by written notice. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant's death, the Company shall deliver such Common Shares and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such Common Shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Board or the Committee may designate.

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15.   APPLICATION OF FUNDS. All funds received or held by the Company under this
Plan may be combined with other corporate funds and may be used for any corporate purpose and the Company shall not be obligated to segregate such funds or to pay any interest thereon.

16. ADJUSTMENT IN CASE OF CHANGES AFFECTING COMMON SHARES. Subject to any required action by the shareholders of the Company, the number of shares approved for this Plan, the price per Common Share, the share limitation set forth in Section 9 and the number of Common Shares covered by each Option under this Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued Common Shares resulting from a Common Share split, Common Share consolidation, Common Share dividend, combination or reclassification of the Common Shares, or any other increase or decrease in the number of Common Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration". Such adjustment shall be made by the Board or the Committee, whose determination in that respect shall be final, binding and conclusive. In the event of any other change affecting the Common Shares, such adjustment shall be made as may be deemed equitable by the Board or the Committee to give proper effect to such event.

17. MERGER. If the Company shall at any time merge, amalgamate or consolidate with another corporation and the holders of the capital stock of the Company immediately prior to such merger, amalgamation or consolidation continue to hold at least 80% by voting power of the capital stock of the surviving corporation ("Continuity of Control"), the holder of each Option then outstanding will thereafter be entitled to receive at the next Exercise Date upon the exercise of such Option for each share as to which such Option shall be exercised the securities or property which a holder of one share of the Common Shares was entitled to upon and at the time of such merger, amalgamation or consolidation, and the Board or the Committee shall take such steps in connection with such merger, amalgamation or consolidation as the Board or the Committee shall deem necessary to assure that the provisions of Section 16 shall thereafter be applicable, as nearly as reasonably may be, in relation to the said securities or property as to which such holder of such Option might thereafter be entitled to receive thereunder.

         In the event of a merger, amalgamation or consolidation of the Company with or into another corporation which does not involve Continuity of Control, or of a sale of all or substantially all of the assets of the Company while unexercised Options remain outstanding under the Plan, (a) subject to the provisions of clauses (b) and (c), after the effective date of such transaction, each holder of an outstanding Option shall be entitled, upon exercise of such Option, to receive in lieu of shares of Common Shares, shares of such stock or other securities as the holders of shares of Common Shares received pursuant to the terms of such transaction, or (b) all outstanding Options may be cancelled by the Board or the Committee as of a date prior to the effective date of any such transaction and all payroll deductions shall be paid out to the participating employees, or (c) all outstanding Options may be cancelled by the Board or the Committee as of the effective date of any such transaction, provided that notice of such cancellation shall be given to each holder of an Option, and each holder of an Option shall have the right to exercise such Option in full based on payroll deductions then credited to his account

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

as of a date determined by the Board or the Committee, which date shall not be less than ten (10) days preceding the effective date of such transaction.

18. DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, the Plan Period then in progress shall terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board.

19. AMENDMENT OF THE PLAN. The Board may at any time, and from time to time, amend or suspend this Plan in whole or in part in any respect, except that (a) if the approval of any such amendment by the shareholders of the Company is required by Section 423 of the Code, such amendment shall not be effected without such approval, and (b) in no event may any amendment be made which would cause the Plan to fail to comply with Section 423 of the Code.

20. INSUFFICIENT SHARES. In the event that the total number of shares of Common Shares specified in elections to be purchased under any Offering plus the number of shares purchased under previous Offerings under this Plan exceeds the maximum number of shares issuable under this Plan, the Board or the Committee will allot the shares then available on a pro rata basis.

21. TERMINATION OF THE PLAN. This Plan may be terminated at any time by the Board. Upon termination of this Plan all amounts in the accounts of participating employees shall be promptly refunded to such employees.

22. CONDITIONS UPON ISSUANCE OF COMMON SHARES. The Company's obligation to sell and deliver Common Shares under this Plan is subject to listing on a securities exchange or quotation on the Nasdaq National Market (to the extent the Common Shares is then so listed or quoted) and the approval of all governmental authorities required in connection with the authorization, issuance or sale of such shares. Common Shares shall not be issued with respect to an Option unless the exercise of such Option and the issuance and delivery of such Common Shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, applicable provincial securities laws, the U.S. Securities Act of 1933, as amended, the U.S. Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any securities exchange or quotation system upon which the Common Shares may then be listed or quoted, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

23. GOVERNING LAW. The Plan shall be governed by the laws of the Province of Ontario and the federal laws of Canada applicable therein.

24. ISSUANCE OF SHARES. Shares may be issued upon exercise of an Option from authorized but unissued Common Shares, from Common Shares held in the treasury of the Company, or from any other proper source.

25. NOTIFICATION UPON SALE OF SHARES. Each employee agrees, by entering the Plan, to promptly give the Company notice of any disposition of Common Shares purchased under the Plan where such disposition occurs within two years after the date of grant of the Option pursuant to which such shares were purchased.

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26.   NOTICES. All notices or other communications by a Participant to the
Company under or in connection with this Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

27. GENERAL. This Plan shall enure to the benefit of and be binding upon the Company and its successors. Participation in this Plan shall be entirely voluntary and any decision not to participate shall not affect any employee's employment with the Company. Participation in this Plan shall not in any way affect the right of the Company to discharge a Participant.

28. EFFECTIVE DATE AND APPROVAL OF SHAREHOLDERS. The Plan shall take effect on January 1, 2000 subject to approval by the shareholders of the Company as required by Section 423 of the Code, which approval must occur within twelve months of the adoption of the Plan by the Board.


                                         Adopted by the Board of Directors
                                         on December 15, 1999



                                         Approved by the stockholders on
                                         February __, 2000


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                                    EXHIBIT A

                                 FLONETWORK INC.
                        2000 EMPLOYEE SHARE PURCHASE PLAN

                             SUBSCRIPTION AGREEMENT


                                           [ ]  Original Application
                                           [ ]  Change in Payroll Deduction Rate
                                           [ ]  Change of Beneficiary(ies)


Offering Commencement Date: ________________


1. ___________________________ hereby elects to participate in the FloNetwork Inc. 2000 Employee Share Purchase Plan (the "Plan") and subscribes to purchase Common Shares in accordance with this Subscription Agreement and the Plan.

2. I understand that contributions to the Plan may be made by payroll deduction as well as by other forms of payment that have been approved in advance in writing by the Company. I intend to contribute to the Plan as follows (check one or both of the following as applicable):

         I hereby authorize payroll deductions from each paycheque in the amount of __% of my Compensation on each pay day (not to exceed __% nor to be less than __%) during each Plan Period in accordance with the Plan (please note that no fractional percentages are permitted).

         _______ I intend to make contributions to the Plan on a basis to be agreed to by the undersigned and the Company.

3. I understand that any payroll deductions authorized under section 2 shall be accumulated for the purchase of Common Shares at the applicable Purchase Price determined in accordance with the Plan. I understand that if I do not withdraw from an Plan Period, any accumulated contributions to the Plan will be used to automatically exercise my option.

4. I have received a copy of the complete Plan. I understand that my participation in the Plan is in all respects subject to the terms of the Plan. I understand that the grant of the option by the Company under this Subscription Agreement is subject to obtaining shareholder approval of the Plan.

5. Common Shares purchased for me under the Plan should be issued in the name(s) of (employee or employee and spouse only): ___________________

6. I understand that if I dispose of any Common Shares received by me pursuant to the Plan within 2 years after the Offering Commencement Date (the first day of the Plan Period during which I purchased such Common Shares), I will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the Common Shares on the Purchase Date over the price which I paid for the Common Shares. I HEREBY AGREE TO NOTIFY THE COMPANY IN WRITING WITHIN 30 DAYS AFTER THE DATE OF ANY DISPOSITION OF COMMON SHARES AND I WILL MAKE ADEQUATE PROVISION FOR FEDERAL, STATE, PROVINCIAL OR OTHER TAX WITHHOLDING OBLIGATIONS, IF ANY, WHICH ARISE UPON THE DISPOSITION OF THE COMMON SHARES. The Company may, but will not be obligated to, withhold from my Compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Shares by me.

7. I acknowledge that (i) the Common Shares have not been registered under the U.S. Securities Act of 1933 (the "Securities Act") or the securities laws of any other jurisdiction in the United States, (ii) the distribution of Common Shares has not been qualified by prospectus in any jurisdiction in Canada, and (iii) I have no rights to require such registration or prospectus qualification. I acknowledge that I may not transfer my option for the purchase of Common Shares under the Plan and I agree not to transfer the Common Shares, except (i) in a transaction that is exempt from the registration provisions of the Securities Act and all applicable state laws, (ii) in a transaction that is exempt from the prospectus requirements of applicable provincial securities laws in Canada, or (iii) pursuant to an effective registration statement or qualified prospectus.

8. I hereby represent and warrant that the purchase of Common Shares on my behalf, pursuant to the Plan, is for investment purposes only and without any present intention to sell or otherwise distribute or dispose of such Common Shares.

9. I hereby agree to be bound by the terms of the Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Plan.

10. In the event of my death I hereby designate the following as my beneficiary(ies) to receive all payments and Common Shares due me under the Plan:

BENEFICIARY
NAME:(Please print)    _________________________________________________________
                       (First)           (Middle)                 (Last)


BENEFICIARY
ADDRESS:(Please print) _________________________________________________________

                       _________________________________________________________

                       _________________________________________________________


                       _______________________________
                       Relationship to Employee


EMPLOYEE
NAME: (Please print)   _________________________________________________________
                       (First)           (Middle)                 (Last)


EMPLOYEE'S
ADDRESS:               _________________________________________________________

                       _________________________________________________________

                       _________________________________________________________


                       __________________________________________

                       Social Insurance or Social Security Number


         I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE PLAN PERIODS UNLESS TERMINATED BY ME.


Dated: ________________________



                                              __________________________________
                                              Signature of Participant


                                              __________________________________
                                              Spouse's Signature
                                              (If beneficiary other than spouse)

                                    EXHIBIT B

                                 FLONETWORK INC.
                        2000 EMPLOYEE SHARE PURCHASE PLAN

                              NOTICE OF WITHDRAWAL


         The undersigned Participant in the Plan Period of the FloNetwork Inc. 2000 Employee Share Purchase Plan which began on ______________________________ (the "Offering Commencement Date") hereby notifies the Company that he or she hereby withdraws from the Plan Period. He or she hereby directs the Company to pay to the undersigned, as promptly as practicable, all contributions to the Plan credited to his or her account with respect to such Plan Period. The undersigned understands and agrees that his or her Option for such Plan Period will be automatically terminated. The undersigned understands further that no further payroll deductions will be made for the purchase of Common Shares in the current Plan Period or for the period of six months from the date of receipt of this notice by the Company, and that the undersigned shall be eligible to participate in succeeding Plan Periods only by delivering to the Company a new Subscription Agreement.


                                   Name and Address of Participant:

                                   _____________________________________________

                                   _____________________________________________

                                   _____________________________________________



                                   Signature:


                                   _____________________________________________


                                   Date: _______________________________________